UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On May 27, 2014, First Financial Bancorp., an Ohio corporation (the “Company”), held its Annual Meeting of Shareholders for the purpose of considering and acting upon the following matters

1.
To approve an amendment to Article FOURTH of the Company’s Articles of Incorporation to increase the number of preferred shares authorized to be issued by the Company from 80,000 to 10,000,000 and to authorize the directors to establish the terms of such preferred shares;

2.
To elect the following nominees as directors with terms expiring in 2015: J. Wickliffe Ach, David S. Barker, Cynthia O. Booth, Mark A. Collar, Claude E. Davis, Corinne R. Finnerty, Murph Knapke, Susan L. Knust, William J. Kramer, Richard E. Olszewski, and Maribeth S. Rahe;

3.	To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2014;

4.	To obtain an advisory (non-binding) vote on the compensation of the Company’s executive officers;

5.	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

6.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

As of April 2, 2014, the record date for the annual meeting, there were 57,709,937 eligible votes and approximately 28,854,969 votes counted toward a quorum at the meeting. 52,725,691 shares (or 91.36% of the shares outstanding) were voted.

(b)	The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Amendment to Article FOURTH of the Company’s Articles of Incorporation

The Company’s shareholders approved an amendment to Article FOURTH of the Company’s Articles of Incorporation to increase the number of preferred shares authorized to be issued by the Company from 80,000 to 10,000,000 and to authorize the directors to establish the terms of such preferred shares.

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
44,156,823	2,394,875	364,611	5,809,382

Item 2 - Election of Directors
The Company's shareholders elected all eleven nominees for director. Each nominee will serve for a one-year term ending in 2015. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	FOR	WITHHOLD	ABSTENTIONS	BROKER NON-VOTES
J.Wickliffe Ach	46,224,292	692,017	N/A	N/A
David S. Barker	46,250,883	665,426	N/A	N/A
Cynthia O. Booth	42,252,275	664,034	N/A	N/A
Mark A. Collar	46,298,924	617,385	N/A	N/A
Claude E. Davis	46,147,329	768,980	N/A	N/A
Corinne R. Finnerty	46,156,876	759,433	N/A	N/A
Murph Knapke	46,223,566	692,743	N/A	N/A
Susan L. Knust	46,257,019	659,290	N/A	N/A
William J. Kramer	46,251,233	665,076	N/A	N/A
Richard E. Olszewski	46,263,766	652,543	N/A	N/A
Maribeth S. Rahe	46,302,211	614,098	N/A	N/A

Item 3 - Ratification of Auditors
The FFBC shareholders ratified the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2014. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
52,196,109	333,177	196,405	N/A

Item 4 - Advisory Vote on Executive Compensation
The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2014 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
43,116,414	2,861,740	938,155	5,809,382

Item 5 - Adjournment of Annual Meeting
As sufficient votes for all proposals were received, this item was not acted upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer

Date:	May 29, 2014